                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported): SEPTEMBER 20, 2002
                                                  ------------------


                          HIENERGY TECHNOLOGIES, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          WASHINGTON          0 - 32093             91-2022980
          ----------          ---------             ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



           10 MAUCHLY DRIVE, IRVINE, CALIFORNIA          92618
         ----------------------------------------        -----
        (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:      949.727.3389
                                                        ---------------


                                           NONE
        ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)  EXHIBITS.



Exhibit  No.       Description
------------       -----------
99.1               Certification  of  CEO  pursuant  to  18  U.S.C.  Section  1350, as adopted pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act  of  2002


99.2               Certification  of  CFO  pursuant  to  18  U.S.C.  Section  1350, as adopted pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act  of  2002



ITEM  9.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On September 20, 2002, each of the Chief Executive Officer, Barry Alter, and interim Chief Financial Officer, Barry Alter, of HiEnergy Technologies, Inc. executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of these Certifications is attached hereto as an Exhibit (Exhibit Nos. 99.1 and 99.2).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HIENERGY TECHNOLOGIES, INC.



Date:      September 20, 2002        By: /s/ Barry Alter
          ---------------------          -------------------------------------
                                         Barry Alter
                                         Chief Executive Officer and President

                                  EXHIBIT INDEX

Exhibit  No.       Description
------------       -----------
99.1               Certification  of  CEO  pursuant  to  18  U.S.C.  Section  1350, as adopted pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act  of  2002


99.2               Certification  of  CFO  pursuant  to  18  U.S.C.  Section  1350, as adopted pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act  of  2002
